Exhibit 10.25
EXECUTION COPY
AMENDMENT NO. 4 TO CREDIT AGREEMENT
     This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of May 15, 2009 (the “Effective Date”), by and among STUDY ISLAND, LLC, a Delaware limited liability company (“Borrower”), the other person designated as a “Credit Party” on the signature pages hereof, the financial institutions designated as “Lenders” on the signature pages hereof (“Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”), for itself as a Lender (including as Swingline Lender) and L/C Issuer and as Agent for Lenders. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
RECITALS
     WHEREAS, Borrower, the other Credit Party, Agent and Lenders have entered into that certain Credit Agreement, dated as of November 16, 2007, amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 21, 2008, that certain Amendment No. 2 to Credit Agreement, dated as of February 18, 2009 and further amended by that certain Amendment No. 3 to Credit Agreement dated as of April 30, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower, Agent and Lenders have agreed to amend certain terms of the Credit Agreement as described herein.
     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
     SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Credit Agreement is hereby amended as follows:
     (a) The third recital of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore the following:
     “WHEREAS, SI Midco, LLC, a Delaware limited liability company (“Holdings”) that owns all of the Equity Interests of Borrower, is willing to guaranty all of the Obligations and to pledge to Agent, for the benefit of the Secured Parties, all of the Equity Interests of Borrower and substantially all of its other personal and real property to secure the Obligations;”
     (b) Section 11.1 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:

     “Restructuring Transaction” shall mean, collectively, (a) the creation by Study Island Holdings, LLC of a new wholly-owned subsidiary, SI Midco, LLC; (b) the transfer by Study Island Holdings, LLC of all of the Equity Interests in the Borrower to SI Midco, LLC, resulting in the Borrower becoming a wholly-owned subsidiary of SI Midco, LLC; (c) the release by the Lenders of all of Study Island Holdings, LLC’s guaranty obligations under the Loan Documents and the release of the Liens held by such Lenders and the Agent with respect to such guaranty obligations; and (d) the guaranty by SI Midco, LLC of all of the Obligations under the Loan Documents and the granting of a lien to Agent, for the benefit of the Secured Parties, in its property to secure the Obligations pursuant to the Guaranty and Security Agreement.
     (c) The definition of “Permitted Tax Distributions” in Section 11.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefore the following new definition:
     “Permitted Tax Distributions” shall mean payments, dividends or distributions by Borrower to Holdings and by Holdings to its member(s) of an amount equal to the product of (x) the taxable income of Holdings (assuming for this purpose that Holdings were taxable as a partnership and not a disregarded entity) for federal income tax purposes and (y) 40%.
     SECTION 3. Consent to Transaction. Notwithstanding any provision of the Credit Agreement or the other Loan Documents to the contrary, and subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, the Lenders hereby consent to the entering into and the performance of the Restructuring Transaction (as defined in Section 11.1 of the Credit Agreement as amended hereby).
     SECTION 4. Release of Security Interests. Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, Agent and the Lenders hereby release (without representation, warranty or recourse) all of the security interests granted by Study Island Holdings, LLC pursuant to the Guaranty and Security Agreement (collectively, the “Released Collateral”) and release Study Island Holdings, LLC of all obligations under the Credit Agreement and the other Loan Documents. Agent agrees to deliver to Study Island Holdings, LLC appropriate termination statements to terminate Agent’s security interest in the Released Collateral, and Study Island Holdings, LLC may file such termination statements at any time after (but in no event prior to) the effectiveness of this Agreement. At any time after the satisfaction of all of the conditions set forth in Section 6 hereof, at Borrower’s sole expense, Agent will execute any other documents and take such commercially reasonable actions as are reasonably requested by the Credit Parties to evidence such termination and release.
     SECTION 5. Representations and Warranties of Credit Parties. Each Credit Party represents and warrants that:
     (a) The execution, delivery and performance by such Credit Party of this Agreement has been duly authorized by all necessary corporate (or equivalent) action and is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance

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with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (b) After giving effect to the Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.
     SECTION 6. Condition To Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent:
     (a) Execution and delivery of this Agreement by Borrower, the other Credit Party, Agent and the Lenders;
     (b) Each representation and warranty contained herein shall be true and correct in all material respects;
     (c) Execution by SI Midco, LLC of a joinder agreement to the Credit Agreement and a joinder agreement to the Guaranty and Security Agreement, each in form and substance reasonably satisfactory to Agent; and
     (d) The Agent shall have received all UCC-1 financing statements for SI Midco, LLC required by the Guaranty and Security Agreement in proper form for filing.
     SECTION 7. Reference To And Effect Upon The Credit Agreement.
     (a) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents, except as specifically set forth herein.
     SECTION 8. Costs And Expenses. Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket costs and expenses incurred by Agent, including the reasonable and documented costs and expenses of one counsel to Agent for advice, assistance, or other representation in connection with this Agreement.
     SECTION 9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
     SECTION 10. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.

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     SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile transmission), each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
<signature pages follow>

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     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

BORROWER:

STUDY ISLAND, LLC

By: Name:	/s/ James B. Walburg James B. Walburg
Title:	CFO

OTHER CREDIT PARTY:

STUDY ISLAND HOLDINGS, LLC

By: Name:	/s/ James B. Walburg James B. Walburg
Title:	CFO

GENERAL ELECTRIC CAPITAL
CORPORATION, as Agent and a Lender

By: Name:	/s/ Brian Y. Guffin Brian Y. Guffin
Title:	Duly Authorized Signatory

NEWSTAR CP FUNDING LLC

By: NewStar Financial, Inc., its Designated Manager

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR WAREHOUSE FUNDING 2005 LLC

By: NewStar Financial, Inc., its Manager

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR CREDIT OPPORTUNITIES FUNDING II LTD.

By: NewStar Financial, Inc., its Manager

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR COMMERCIAL LOAN TRUST 2005-1

By: NewStar Financial, Inc., as Servicer

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

NEWSTAR DB TERM FUNDING LLC

By: NewStar Financial, Inc., its Manager

By: Name:	/s/ Peter M. Benham Peter M. Benham
Title:	Managing Director

BMO CAPITAL MARKETS FINANCING INC, as a Lender

By: Name:	/s/ Aleen M. Hartje Aleen M. Hartje
Title:	Vice President